Subsequent events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent events

Note 18 – Subsequent events

The Company has assessed all events from June 30, 2024, up through September 25, 2024 which is the date that these unaudited interim condensed consolidated financial statements are available to be issued.

On September 9, 2024, Ms. Rhonda Wong and Ms. Race Wong (“Withholding Directors”) has entered into Compensation Settlement Agreements to settle the outstanding amount of salaries due for the period from January to August 2024 via issuance of 217,565 ordinary shares to each of the Withholding Directors.

Aside to this, there are no material subsequent events that require disclosure in these consolidated financial statements.